EXHIBIT 99.24
TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Matthew J. Poznar

I, Matthew J. Poznar, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Matthew J. Poznar	Dated as of April 1, 2022
Matthew J. Poznar

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Lisa M. Proch
I, Lisa M. Proch, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa M. Proch	Dated as of April 1, 2022
Lisa M. Proch

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Samir Srivastava

I, Samir Srivastava, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Samir Srivastava	Dated as of April 1, 2022
Samir Srivastava

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Robert W. Stein

I, Robert W. Stein, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of April 1, 2022
Robert W. Stein

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Ronald K. Tanemura

I, Ronald K. Tanemura, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Ronald K. Tanemura	Dated as of April 1, 2022
Ronald K. Tanemura

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Peter F. Sannizzaro

I, Peter F. Sannizzaro, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Peter F. Sannizzaro	Dated as of April 1, 2022
Peter F. Sannizzaro

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of April 1, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Federico Bonini

I, Federico Bonini, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Federico Bonini	Dated as of October 15, 2022
Federico Bonini

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 15, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Robert R. Siracusa

I, Robert R. Siracusa, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert R. Siracusa	Dated as of October 15, 2022
Robert R. Siracusa

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 15, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY

Christopher Abreu

I, Christopher Abreu, do hereby authorize James Bronsdon and/or Christopher Grinnell, individually, to sign as my agent this registration statement and any and all pre-effective and post-effective amendment filings filed on Form S-1 for the File Numbers listed on Appendix A hereto, with respect to Talcott Resolution Life Insurance Company and do hereby ratify such signature heretofore made by such persons.
IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Christopher Abreu	Dated as of October 15, 2022
Christopher Abreu

Appendix A

Talcott Resolution Life Insurance Company Power of Attorney
Dated as of October 15, 2022
Filed on Form S-1
File Numbers:

333-255239
333-255241
333-255242
333-255244
333-255245
333-255247